UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 25, 2011 (February 25, 2011)

SPECTRUM BRANDS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34757	27-2166630
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

601 Rayovac Drive Madison, Wisconsin 53711
(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Spectrum Brands Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Report”) to recast its audited consolidated financial statements that were initially filed with the United States Securities and Exchange Commission (the “SEC”) on December 14, 2010, in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 (the “2010 10-K”) to reflect the realignment of its reporting segment structure.

This Report updates the financial periods presented in Item 1 in Part I, Items 6, 7, 7A and 8 in Part II and Item 15 in Part IV of the 2010 10-K to reflect the Company’s current reporting segment structure. In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2010 10-K, no attempt has been made in this Report, and it should not be read, to modify or update disclosures as presented in the 2010 10-K to reflect events or occurrences after December 14, 2010, the date of the filing of the 2010 10-K, except for material matters relating specifically to the recasting of the presentations described above. Therefore, this Report should be read in conjunction with the portions of the 2010 10-K that have not been recast herein and in conjunction with the Company’s filings made with the SEC subsequent to the filing of the 2010 10-K. This Report does not restate the 2010 10-K.

Change in Reporting Segments

Effective October 1, 2010, the Company’s chief operating decision-maker decided to manage the business in three vertically integrated, product-focused reporting segments:

•

Global Batteries & Appliances, which consists of the Company’s worldwide battery, electric shaving and grooming, electric personal care, portable lighting business and small appliances primarily in the kitchen and home product categories (“Global Batteries & Appliances”);

•	Global Pet Supplies, which consists of the Company’s worldwide pet supplies business (“Global Pet Supplies”); and

•	the Home and Garden Business, which consists of the Company’s home and garden and insect control businesses (the “Home and Garden Business”).

This new reporting segment structure reflects the combination of the former Global Batteries & Personal Care segment, which consisted of the Company’s worldwide battery, electric shaving and grooming, electric personal care and portable lighting business, with substantially all of the former Small Appliances segment, which consisted of the businesses of Russell Hobbs, Inc. acquired on June 16, 2010 (“Small Appliances”), to form Global Batteries & Appliances. In addition, certain pest control and pet products included in the former Small Appliances segment have been reclassified into the Home and Garden Business and Global Pet Supplies segments, respectively.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Updates to Annual Report on Form 10-K:

– Part I, Item 1. Business.
– Part II, Item 6. Selected Financial Data.
– Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
– Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk.
– Part II, Item 8. Financial Statements and Supplementary Data.
– Part IV, Item 15. Exhibits, Financial Statements and Schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Anthony L. Genito
Name:	Anthony L. Genito
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Dated: February 25, 2011

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of KPMG LLP.

99.1	Updates to Annual Report on Form 10-K:
– Part I, Item 1. Business.
– Part II, Item 6. Selected Financial Data.
– Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
– Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk.
– Part II, Item 8. Financial Statements and Supplementary Data.
– Part IV, Item 15. Exhibits, Financial Statements and Schedules.

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